SHARE EXCHANGE AGREEMENT

         This Share Exchange Agreement ("Agreement") between Wickliffe International Corporation, a Nevada corporation ("WICK"); Douglas C. MacLellan (the "Shareholders Representative"), as representative of the persons listed in the persons listed in EXHIBIT A hereof (the "Werke Shareholders"), being the owners of record of all of the issued and outstanding stock of Werke Pharmaceuticals, Inc., a Delaware corporation ("WERKE"); and Shenyang Tianwei Pharmaceutical Factory, a Chinese corporation ("STPF"), is entered into as of June 20, 2002.

                                    RECITALS

         A. WERKE and STPF are currently the joint owners of Shenyang Tainwei Werke Pharmaceutical Co., Ltd. ("STWP"), a Sino-foreign equity joint venture company formed in 2001 to finance and expand an existing northern China-based pharmaceutical manufacturing and sales company.

         B. Currently, through the equity joint venture structure, 55% of STWP is owned by STPF and 45% is owned by WERKE.

         C. STPF has the right to convert its interest in STWP into equity in WERKE so that WERKE will own a 100% interest in STWP.

         D. STPF intends to exercise its right to convert its interest in STWP into equity in WERKE in order to facilitate the transactions contemplated by this Agreement. Following such conversion, STPF and/or its principals will be Shareholders of WERKE.

         E. The Shareholders have authorized the Shareholders Representative, pursuant to the Agreement to Appoint Shareholders Representative annexed hereto as EXHIBIT B to sell to WICK, and WICK has agreed to purchase from the Werke Shareholders 100% of the common stock of WERKE (the "WERKE Stock") in exchange for shares of the outstanding common shares of WICK (the "WICK Stock"), pursuant to the terms and conditions set forth in this Agreement.

         F.   WERKE will become a wholly owned subsidiary of WICK.

         NOW  THEREFORE,   in  consideration  of  the  mutual   representations,
warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

1.       Exchange of Stock.
         -----------------

         (a) The Werke Shareholders agree to transfer to WICK, and WICK agrees to purchase from the Werke Shareholders, all of the Werke Shareholders' right, title and interest in the WERKE Stock, representing 100% of the issued and outstanding stock of WERKE, free and clear of all mortgages, liens, pledges, security interests, restrictions, encumbrances, or adverse claims of any nature.

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


         (b) At the Closing (as defined in Section 2 below), upon surrender by the Werke Shareholders of the certificates evidencing the WERKE Stock, duly endorsed for transfer to WICK or accompanied by stock powers executed in blank by the Werke Shareholders, WICK will cause 11,000,000 shares (subject to adjustment for fractionalized shares as set forth below) of the common voting stock, par value $.001 of WICK (the "WICK Stock") to be issued to the Werke Shareholders (or their designees), in full satisfaction of any right or interest which each Shareholder held in the WERKE Stock. The WICK Stock will be issued to the Werke Shareholders on a pro rata basis, in the same proportion as the percentage of their ownership interest in WERKE, as set forth on EXHIBIT A (subject to adjustment as set forth below), at the Closing. As a result of the exchange of the WERKE Stock for the WICK Stock, WERKE will become a wholly owned subsidiary of WICK.

         (c) EXHIBIT A, may be amended by WERKE at or prior to the Closing in order to give effect to the conversion by STPF of its interest in STWP into equity in WERKE and to reflect other changes in the capital structure of WERKE which may be caused by investment into WERKE by third parties prior to the Closing. Any additional shareholders which are added to EXHIBIT A, at or prior to Closing will agree to be bound by the terms of this Agreement, either directly or by signing the Agreement to Appoint Shareholders Representative attached hereto as EXHIBIT B, however, their failure to do so prior to Closing will not effect the validity or enforceability of this Agreement as between the present parties. In no event shall WICK be required to issue any additional securities, other than as set forth herein, as a result of any changes in the capital structure of WERKE at or prior to the Closing.

2.       Closing.
         -------

         (a) The parties to this Agreement will hold a closing (the "Closing") for the purpose of executing and exchanging all of the documents contemplated by this Agreement and otherwise effecting the transactions contemplated by this Agreement. The Closing will be held as soon as possible and it is currently anticipated that it will occur within one week following the completion of the Audit of WERKE and STWP, at the offices of the Company's agent in Rockville, Maryland, unless another place or time is mutually agreed upon in writing by the parties. All proceedings to be taken and all documents to be executed and exchanged at the Closing will be deemed to have been taken, delivered and executed simultaneously, and no proceeding will be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed. If agreed to by the parties, the Closing may take place through the exchange of documents by fax and/or express courier.

         (b)      With the exception of any stock  certificates which must be in


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                  their original form, any copy,  fax,  e-mail or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, fax, e-mail or other reproduction is a complete reproduction of the entire original writing or transmission or original signature, and the originals are promptly delivered thereafter.

3.       Representations and Warranties of WICK.
         --------------------------------------

         WICK represents and warrants as follows:

         (a) WICK is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

         (b) The authorized capital stock of WICK consists of (i) 25,000,000 shares of common stock, $0.001 par value per share, of which, 1,669,180 shares are issued and outstanding as of June 15, 2002; and (ii) no preferred stock. To the knowledge of WICK, all issued and outstanding shares of WICK's common stock are fully paid and nonassessable.

         (c) Other than as set forth on SCHEDULE 3(C) attached hereto, there are no subscription rights, options, warrants, convertible securities, or other rights (contingent or otherwise) presently outstanding, for the purchase, acquisition, or sale of the capital stock of WICK, or any securities convertible into or exchangeable for capital stock of WICK or other securities of WICK, from or by WICK. There are no outstanding obligations of WICK to repurchase, redeem or otherwise acquire any of its shares and there will be none of the foregoing outstanding at the Closing.

         (d)      WICK has no subsidiaries.

         (e) Execution of this Agreement and performance by WICK hereunder has been duly authorized by all requisite corporate action on the part of WICK, and this Agreement constitutes a valid and binding obligation of WICK, and WICK's performance hereunder will not violate any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, or, to WICK's knowledge any law or regulation, to which any property of WICK is subject or by which WICK is bound.

         (f) Other than as set forth on SCHEDULE 3(F) attached hereto, WICK has no assets or liabilities and the same will be represented in audited financial statements of WICK for the fiscal year ended June 30, 2001, and the unaudited financial statements


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

                  for any interim period which may be prepared prior to closing.

         (g) There is no litigation or proceeding pending or to the Company's knowledge threatened against or relating to WICK, its properties or business.

         (h) WICK is not a party to any material contract. For purposes of this Agreement "material" shall mean any contract, debt, liability, claim or other obligation valued or otherwise worth $2,000 or more.

         (i) Other than Charles Smith, WICK has no officers, directors or employees.

         (j) No current officer, director, affiliate or person known to WICK to be the record or beneficial owner of in excess of 5% of WICK's common stock, or any person known to be an associate of any of the foregoing is a party adverse to WICK or has a material interest adverse to WICK in any material pending legal proceeding.

         (k) WICK has filed in correct form all federal, state, and other tax returns of every nature required to be filed by it and has paid all taxes and all assessments, fees and charges which it is obligated to pay by federal, state or other taxing authority to the extent that such taxes, assessments, fees and charges have become due. WICK has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of WICK.

         (l) WICK is a publicly reporting company pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Act") and is in compliance with all reporting requirements of the Act. WICK's Form 10-KSB for the period ending December 31, 2000, its Form 10-QSB for the period ending June 30, 2001, its Form 10-QSB for the period ending September 30, 2001, its Form 10-QSB for the period ending December 31, 2001, its 10-QSB for the period ending March 31, 2001, and any other periodic filings made by WICK as filed with the SEC, including all exhibits, documents and attachments thereto, are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make any statement therein not materially misleading.

         (m) WICK's common stock currently trades on the over-the-counter market bulletin board marker commonly referred to as the "OTCBB." WICK is not aware of any fact or circumstance that would jeopardize or otherwise impair the ability of WICK's common stock to continue trading on the OTCBB.

         (n) WICK has had the opportunity to perform all due diligence investigations of WERKE, STPF and STWP and their respective businesses as it has deemed necessary or appropriate and to


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

                  ask questions of the officers and directors of WERKE, STPF and STWP and has received satisfactory answers to all of its questions. WICK has had access to all documents and information about WERKE, STPF and STWP and has reviewed sufficient information to allow them to evaluate the merits and risks of the transactions contemplated by this Agreement.

         (o) WICK is acquiring the WERKE shares to be transferred to it under this Agreement for investment and not with a view to the sale or distribution thereof.

4.       Representations and Warranties of the Werke Shareholders.
         --------------------------------------------------------

         The Werke Shareholders, jointly and severally, represent and warrant as follows:

         (a) WERKE is a corporation duly organized, validly existing, and in good standing under the laws of Delaware and is licensed or qualified as a foreign corporation in all places in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

         (b) There are no agreements purporting to restrict the transfer of the WERKE Shares, nor any voting agreements, voting trusts or other arrangements restricting or affecting the voting of the WERKE Shares. The WERKE Shares held by the Werke Shareholders are duly and validly issued, fully paid and non-assessable, and issued in full compliance with all federal, state, and local laws, rules and regulations. Other than as described herein, there are no subscription rights, options, warrants, convertible securities, or other rights (contingent or otherwise) presently outstanding, for the purchase, acquisition, or sale of the capital stock of WERKE, or any securities convertible into or exchangeable for capital stock of WERKE or other securities of WERKE, from or by WERKE.









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


         (c) The Werke Shareholders have full right, power and authority to sell, transfer and deliver the WERKE Shares, and upon delivery of the certificates therefor as contemplated in this Agreement, the Werke Shareholders will transfer to WICK valid and marketable title to the WERKE Shares, including all voting and other rights to the WERKE Shares free and clear of all pledges, liens, security interests, adverse claims, options, rights of any third party, or other encumbrances. Each of the Werke Shareholders, subject to adjustment at or prior to Closing as set forth in paragraph 1(c), owns and holds that the number or percentage of WERKE Shares that are listed opposite their names on EXHIBIT A attached hereto.

         (d) There is no litigation or proceeding pending, or to any Werke Shareholder's knowledge, threatened, against or relating to WERKE or to the WERKE Shares.

         (e) WERKE has filed in correct form all tax returns of every nature required to be filed by it in its home jurisdiction or otherwise and has paid all taxes as shown on such returns and all assessments, fees and charges received by it to the extent that such taxes, assessments, fees and charges have become due. WERKE has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of WERKE.

         (f) The financial statements that have been provided to WICK have been prepared consistent with Generally Accepted Accounting Principles ("GAAP") as recognized by the Peoples Republic of China and other than those adjustments necessitated by conversion from Chinese GAAP to U.S. GAAP in order to consolidate such financial statements with the financial statements of WERKE prior to Closing, will not deviate substantially upon such consolidation.

         (g) The current residence address or principal place of business (for any non-individual shareholder) of the Werke Shareholders is as listed on EXHIBIT A attached hereto.

         (h) The Werke Shareholders have had the opportunity to perform all due diligence investigations of WICK and its business as they have deemed necessary or appropriate and to ask questions of WICK's officers and directors and have received satisfactory answers to all of their questions. The Werke Shareholders have had access to all documents and information about WICK and have reviewed sufficient information to allow them to evaluate the merits and risks of the acquisition of the WICK Stock.

         (i) The Werke Shareholders are acquiring the WICK Stock for their own account (and not for the account of others) for investment and not with a view to the distribution therefor. The Werke Shareholders will not sell or otherwise dispose of the WICK Stock without registration under the Securities Act of 1933,


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

                  as amended, or an exemption therefrom, and the certificate or certificates representing the WICK Stock will contain a legend to the foregoing effect.


5.       Conduct Prior to the Closing.
         ----------------------------

         WICK and the Werke Shareholders covenant that between the date of this Agreement and the Closing as to each of them:

         (a) Other than as contemplated herein, no change will be made in the charter documents, by-laws, or other corporate documents of WICK or WERKE.

         (b) WICK and WERKE will each use its best efforts to maintain and preserve its business organization, employee relationships, and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

         (c) None of the Werke Shareholders will sell, transfer, assign, hypothecate, lien, or otherwise dispose or encumber the WERKE Shares owned by them.

         (d) WERKE and STPF will use their best efforts to maintain and preserve the business organization, employee relationships and goodwill intact of STWP, and will not allow STWP to enter into any material commitment except in the ordinary course of business.

         (e)      Other  than as  contemplated  herein,  WERKE and STPF will not
                  sell,  transfer,  assign,  hypothecate,   lien,  or  otherwise
                  dispose, encumber or dilute their interest in STWP.

         (f) STPF will convert its interest in STWP into equity in WERKE so that at Closing WERKE will own a 100% interest in STWP.


6.       Conditions to Obligations of the Werke Shareholders and STPF.
         ------------------------------------------------------------

         The Werke Shareholders and STPF's obligations to complete the transactions contemplated herein are subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by the Werke Shareholders or STPF, as appropriate:

         (a) The representations and warranties of WICK set forth herein will be true and correct at the Closing as though made at and as of that date, except as affected by the transactions contemplated hereby.

         (b) WICK will have performed all covenants required by this Agreement to be performed by it on or before the Closing.


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


         (c) This Agreement will have been approved by the Board of Directors of WICK.

         (d) WICK will have delivered to the Werke Shareholders and STPF the documents set forth below in form and substance reasonably satisfactory to counsel for the Shareholders, to the effect that:

                  (i)      WICK  is  a  corporation   duly  organized,   validly
                           existing, and in good standing;

                  (ii) WICK's authorized capital stock is as set forth herein;

                  (iii) Certified copies of the resolutions of the board of directors of WICK authorizing the execution of this Agreement and the consummation hereof; and

                  (iv) Any further document as may be reasonably requested by counsel to the Shareholders and STPF in order to substantiate any of the representations or warranties of WICK set forth herein.

         (e) There will have occurred no material adverse change in the business, operations or prospects of WICK.

         (f) WICK shall have prepared audited financial statements for the period ending June 30, 2002. Such financial statements shall be prepared in accordance with US GAAP and shall present fairly the financial condition of the Company for that period.

         (g) WICK will have received written consent (in a form acceptable to counsel for the Shareholders and WERKE) from the Shareholders listed on Schedule 6(g) attached hereto agreeing to cancel back to WICK at or prior to Closing those shares listed opposite their names on Schedule 6(g).

         (h) WERKE and STPF will have received approval from the Chinese Securities and Regulatory Commission and any other necessary Chinese governmental approvals of the transactions contemplated by this Agreement.

7.       Conditions to Obligations of WICK.
         ---------------------------------

         WICK's obligation to complete the transaction contemplated herein will be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by the WICK, as appropriate:

         (a) The representations and warranties of the Werke Shareholders set forth herein will be true and correct at the Closing as though made at and as of that date, except as affected by the transactions contemplated hereby.

         (b) The Werke Shareholders and STPF will have performed all covenants required by this Agreement to be performed by them on or before the Closing.

         (c) The Werke Shareholders will have delivered to WICK the documents set forth below in form and substance reasonably satisfactory to counsel for WICK, to the effect that:

                  (i)      WERKE  is  a  corporation  duly  organized,   validly
                           existing, and in good standing;

                  (ii) WERKE's authorized capital stock is owned as set forth herein and in EXHIIBIT A, subject to adjustment as set forth in paragraph 1(c); and

                  (iii) Any further document as may be reasonably requested by counsel to the WICK in order to substantiate any of the representations or warranties of the Werke Shareholders or STPF set forth herein.

         (d) There will have occurred no material adverse change in the business, operations or prospects of WERKE, STPF or STWP.


8.       Additional Covenants.
         --------------------

         (a) Between the date of this Agreement and the Closing, the Werke Shareholders, with respect to WERKE, STPF with respect to itself and WICK, with respect to itself, will, and will cause their respective representatives to, (i) afford the other parties and their representatives access to their personnel, properties, contracts, books and records, and other documents and data, as reasonably requested by the other party; (ii) furnish the other parties and their representatives with copies of all such contracts, books and records, and other existing documents and data as they may reasonably request in connection with the transaction contemplated by this Agreement; and (iii) furnish the other parties and their representatives with such additional financial, operating, and other data and information as they may reasonably request. The Werke Shareholders will cause WERKE to and STPF and WICK will provide each other, with complete copies of all material contracts and other relevant information on a timely basis in order to keep the other parties fully informed of the status of their respective business and operations.

         (b)      WICK  will  deliver  WICK's   corporate   books  and  records,
                  including all records relating to WICK's audited financial statements, to the Shareholders at Closing.

         (c) The parties agree that they will not make, and the Werke Shareholders will not permit WERKE to make, any public announcements relating to this Agreement or the transactions contemplated herein without the prior written consent of the other parties, except as may be required upon the written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other parties hereto and seeking their consent to such announcement.

         (d) WICK, STPF and the Werke Shareholders will cooperate with each other in the preparation of a Form 10KSB for the period ending June 30, 2002 and Form 8-K to be filed with the SEC describing the transaction contemplated by this Agreement and such other items as are required by the SEC rules and regulations.

         (e) Each of the WICK officers and directors will deliver a written statement to WICK resigning from all officer and director positions held by them at WICK.

9.       Termination.
         -----------

         This Agreement may be terminated  (1) by mutual consent in writing;  or
(2) by either the Shareholders or WICK if there has been a material misrepresentation or material breach of any warranty or covenant by any other party that is not cured by August 30, 2002 or such later date as agreed by the parties.


10.      Expenses.
         --------

         Whether or not the Closing is consummated, each of the parties will pay all of his, her, or its own legal and accounting fees and other expenses incurred in the preparation of this Agreement and the performance of the terms and provisions of this Agreement.

11.      Survival of Representations and Warranties.
         ------------------------------------------

         The representations and warranties of the Shareholders and Wick set out in this Agreement will survive Closing for a period twelve months.

12.      Waiver.
         ------

         Any failure on the part of the parties hereto to comply with any of their obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.


13.      Brokers.
         -------

         Each party agrees to  indemnify  and hold  harmless  the other  parties


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

against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

14.      Notices.
         -------

         All notices and other communications under this Agreement must be in writing and will be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:


If to WICK, to:

709-B West Rusk #580
Rockwall, Texas 75087

If to the Shareholders, Werke or STPF, to:

8324 Delgany Avenue
Playa del Rey, California 90293


15.      General Provisions.
         ------------------

         (a) This Agreement will be governed by and under the laws of the State of Delaware, USA without giving effect to conflicts of law principles. If any provision hereof is found invalid or unenforceable, that part will be amended to achieve as nearly as possible the same effect as the original provision and the remainder of this Agreement will remain in full force and effect.

         (b) The original of this agreement (the "Original") is drafted in the English language. The Parties hereto acknowledge that they may make copies of and translations of this agreement into other languages, however, any disputes regarding the terms and conditions of this agreement shall be resolved according to the terms of the Original. The parties have participated jointly, through the use of the English language, in the negotiation and drafting of this agreement. In the event an ambiguity or question of intent or interpretation arises, this agreement shall be construed as if drafted jointly by the parties in the English language and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

         (c) Any dispute arising under or in any way related to this Agreement will be submitted to binding arbitration before a single arbitrator by the American Arbitration Association in accordance with the Association's commercial rules then in effect. The arbitration will be conducted in the State of Maryland. The decision of the arbitrator will set forth in reasonable detail the basis for the decision and will be binding on the parties. The arbitration award may be confirmed by any court of competent jurisdiction.

         (d) In any adverse action, the parties will restrict themselves to claims for compensatory damages and/or securities issued or to be issued and no claims will be made by any party or affiliate for lost profits, punitive or multiple damages.

         (e) This Agreement constitutes the entire agreement and final understanding of the parties with respect to the subject matter hereof and supersedes and terminates all prior and/or contemporaneous understandings and/or discussions between the parties, whether written or verbal, express or implied, relating in any way to the subject matter hereof. This agreement may not be altered, amended, modified or otherwise changed in any way except by a written agreement, signed by both parties.

         (f) This Agreement will inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party will be void.

         (g) The parties agree to take any further actions and to execute any further documents which may from time to time be necessary or appropriate to carry out the purposes of this Agreement.

         (h) The headings of the Sections, paragraphs and subparagraphs of this Agreement are solely for convenience of reference and will not limit or otherwise affect the meaning of any of the terms or provisions of this Agreement. The references in this Agreement to Sections, unless otherwise indicated, are references to sections of this Agreement.

         (i) This Agreement may be executed in counterparts, each one of which will constitute an original and all of which taken together will constitute one document. This Agreement may be executed by delivery of a signed signature page by fax to the other parties hereto and such fax execution and delivery will be valid in all respects.

                             SIGNATURE PAGE FOLLOWS

EXECUTED:

WICKLIFFE INTERNATIONAL CORPORATION


By:
    -------------------------




SHENYANG TIANWEI PHARMACEUTICAL FACTORY


By: /s/  Douglas C. MacLellan
         --------------------
         Douglas C. MacLellan

THE SHAREHOLDERS REPRESENTATIVE OF WERKE:


By: /s/  Douglas C. MacLellan
         --------------------
         Douglas C. MacLellan



                                    EXHIBIT A
                                    ----------

                                       TO
                            SHARE EXCHANGE AGREEMENT



--------------------------------------- ----------------------------- --------------------------



                                                                      Number of WICK Shares to
                                         % of Ownership                    be issued to
         Shareholder                     of WERKE Shares              Shareholder or designees
         -----------                     ---------------              ------------------------
--------------------------------------- ----------------------------- --------------------------

                                        77.27
Ms. Wang Wei Shi                                                      8,500,000

--------------------------------------- ----------------------------- --------------------------
                                        4.31                          475,000
Douglas MacLellan

--------------------------------------- ----------------------------- --------------------------
                                        1.81                          200,000
The MacLellan Group, Inc.               7.04                          775,000
Byrle Lerner                            5.00                          550,000
That Ngo Ph.D.                          4.54                          500,000
TriPoint Capital Advisors, LLC
--------------------------------------- ----------------------------- --------------------------



                                  SCHEDULE 3(C)
                                       TO
                            SHARE EXCHANGE AGREEMENT

                    SUBSCRIPTION RIGHTS, OPTIONS AND WARRANTS
                    -----------------------------------------


                                      NONE

                                  SCHEDULE 3(F)
                                       TO
                            SHARE EXCHANGE AGREEMENT

                             ASSETS AND LIABILITIES
                             ----------------------


                                  $0.00 Assets
                $2500.00 Liabilities to be paid by Charles Smith

                                  SCHEDULE 6(G)
                                       TO
                            SHARE EXCHANGE AGREEMENT

                   SHAREHOLDERS CANCELING BACK SHARES TO WICK
                   ------------------------------------------


Wilkerson Consulting Inc.                   567,500 Shares to be canceled**

** Remaining balance will be 432,500 of which 250,000 to be reissued to Woodbridge Management, LTD, 157,500 to Charles Smith and 25,000 will be re issued to Andrew Smith.

EXHIBIT B
---------

                                       TO
                            SHARE EXCHANGE AGREEMENT


                AGREEMENT TO APPOINT SHAREHOLDERS REPRESENTATIVE

         AGREEMENT made this 15th day of June 2002, by and between the owners of record (the "Shareholders") of all of the issued and outstanding stock of Werke Pharmaceuticals, Inc., a Delaware corporation ("WERKE") and Douglas C. MacLellan (the "Shareholders Representative").

RECITALS

         A. The Shareholders currently own 2,500,000 shares of WERKE common stock (the "Werke Stock") and constitute all the shareholders of WERKE (the "Company");

         B. The Shareholders wish to enter into a Share Exchange Agreement (the "Share Exchange Agreement") with Wickliffe International Corporation ("WICK"), pursuant to which WICK will purchase all of the issued and outstanding shares of the Company's common stock from the Shareholders in exchange for 11,000,000 shares of WICK common shares.

          C. It  is  the  desire  of  the   Shareholders   to   provide   for  a
             representative to negotiate and enter into the Share Exchange Agreement on their behalf.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the parties agree as follows:

1.       Appointment of Shareholders Representative.
         ------------------------------------------

The parties to this Agreement hereby agree to the appointment of Douglas MacLellan (the "Shareholders Representative") as representative of the parties to this Agreement, for the purpose of negotiating and entering into the Share Exchange Agreement on their behalf.

2.       Escrow and Disbursement of Shares by Representative.
         ---------------------------------------------------

(a) At the Closing of the Share Exchange Agreement, WICK will provide or cause to be provided the Common Stock to the Shareholders Representative.

(b) The Shareholders Representative shall, within a reasonable period of time following the Closing, forward the shares of the Common Stock to the

Shareholders on a pro rata basis, in the same proportion as the percentage of their ownership interest in the STWP Stock, as set forth on Schedule A annexed hereto. Any fractional shares that will result due to such pro rata distribution will be rounded up to the next highest whole number.

(c) Schedule A may be amended by the parties to this Agreement at or prior to the Closing in order to give effect to the conversion by Shenyang Tianwei Pharmaceutical Factory ("STPF") of its interest in Shenyang Tainwei Werke
Pharmaceutical Co., Ltd. ("STWP") into equity in WERKE and to reflect other changes in the capital structure of WERKE which may be caused by investment into WERKE by third parties prior to the Closing. Any additional shareholders which are added to Schedule A, at or prior to Closing will agree to be bound by the terms of this Agreement, however, their failure to do so prior to Closing will not effect the validity or enforceability of this Agreement as between the present parties.

3.       Representations and Warranties of Shareholders.
         ----------------------------------------------

(a) The Shareholders agree and understand that they are appointing the Shareholders Representative to negotiate the Shareholders Agreement on their behalf and that, as a result, the Shareholders Representative may bind them to the terms of such agreement in accordance with his reasonable judgement.

(b) The Shareholders agree and understand that the Shareholders Representative may agree to representations, warranties and covenants on their behalf in connection with the Share Exchange for which they may be subject to liability or damages in the future should they breach such representations, warranties or covenants.

(c) The Shareholders agree and understand that they will have no right to review the final Share Exchange Agreement prior to its execution on their behalf by the Shareholders Representative and hereby waive all right to such review.

4.       Indemnification.
         ---------------

The   Shareholders  and  the  Company  shall,  to  the  fullest  extent  legally permissible, indemnify the Shareholders Representative against any and all liabilities and expenses incurred in connection with the defense or disposition of any action, suit, or other proceeding by reason of the Shareholders Representative having served in his capacity with respect to this Agreement, the Share Exchange Agreement and any ancillary agreements thereto; except with respect to any matter as to which the Shareholders Representative shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of the parties hereto.

5.       General Provisions.
         ------------------

(a)     This  agreement shall be governed by and under  the laws of the State of

Delaware, USA without giving effect to conflicts of law principles. If any provision hereof is found invalid or unenforceable, that part shall be amended to achieve as nearly as possible the same effect as the original provision and the remainder of this agreement shall remain in full force and effect.

(b) Any dispute arising under or in any way related to this agreement shall be submitted to binding arbitration by the American Arbitration Association in accordance with the Association's commercial rules then in effect. The arbitration shall be conducted in the State of Maryland. The arbitration shall be binding on the parties and the arbitration award may be confirmed by any court of competent jurisdiction.

(c) This agreement constitutes the entire agreement and final understanding of the parties with respect to the subject matter hereof and supersedes and terminates all prior and/or contemporaneous understandings and/or discussions between the parties, whether written or verbal, express or implied, relating in any way to the subject matter hereof. This agreement may not be altered, amended, modified or otherwise changed in any way except by a written agreement, signed by the parties.

(d) This agreement is entered into by the parties hereto for their exclusive benefit. The Agreement is expressly not intended for the benefit of any other party, including but not limited to, any creditor of the Company, the Shareholders, WICK or any other person, and no third party shall have any rights under this Agreement or otherwise.

(e) Any notice or other communication pursuant hereto shall be given to a party at its address set forth in Schedule A annexed hereto, by (i) personal delivery, (ii) commercial overnight courier with written verification of receipt, or (iii) registered or certified mail. If so mailed or delivered, a notice shall be deemed given on the earlier of the date of actual receipt or three (3) days after the date of authorized delivery.

(f) This agreement may be executed in counterparts, each one of which shall constitute an original and all of which taken together shall constitute one document.

         IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed as of the date first written above.

Shenyang Tianwei Pharmaceutical Factory


By:  /s/ Madam Wang Wei Shi
     ----------------------
         Madam Wang Wei Shi,
         Chairman


By:  /s/ Douglas C. MacLellan
     ------------------------
         Douglas C. MacLellan
         Vice Chairman

Shareholders Representative


     /s/ Douglas C. MacLellan
     --------------------------------------
         Douglas C. MacLellan


THE SHAREHOLDERS:


     /s/ Douglas C. MacLellan
     --------------------------------------
     Name:  Douglas MacLellan


     /s/ Douglas C. MacLellan
     --------------------------------------
     Name:  The MacLellan Group, Inc.


     /s/ Byrle Lerner
     --------------------------------------
     Name:  Byrle Lerner


     /s/ That Ngo
     --------------------------------------
     Name:  That Ngo Ph.D.


     /s/ Mark Elenowitz
     --------------------------------------
     Name:  TriPoint Capital Advisors, Inc.